Supplement to the
Fidelity® Tax-Free Bond Fund
March 31, 2016
STATEMENT OF ADDITIONAL INFORMATION

The following information replaces similar information found in the "Trustees and Officers" section under the heading "Independent Trustees".

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	JohnEngler	Robert F.Gartland	Arthur E.Johnson
Fidelity® Tax-Free Bond Fund	none	$10,001 - $50,000	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Albert R. Gamper,Jr.	Michael E.Kenneally	James H.Keyes	Marie L.Knowles
Fidelity® Tax-Free Bond Fund	none	none	over $100,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

SFBB-16-02 1.774661.115	May 31, 2016